[logo] M F S(R)                                                ANNUAL REPORT
INVESTMENT MANAGEMENT                                          OCTOBER 31, 2002

[graphic omitted]

                              MFS(R) TAX MANAGED
                              EQUITY FUND

-------------------------------------------------------------------------------
NOT FDIC INSURED                MAY LOSE VALUE                NO BANK GUARANTEE
       NOT A DEPOSIT         NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY
-------------------------------------------------------------------------------

MFS(R) TAX MANAGED EQUITY FUND

The following tables present certain information regarding the Trustees and officers of MFS Series Trust
VIII, of which the fund is a series, including their principal occupations, which, unless specific dates are shown, are of more than five years' duration, although the titles may not have been the same throughout.

          NAME, AGE, POSITION WITH THE TRUST, PRINCIPAL OCCUPATION, AND OTHER DIRECTORSHIPS(1)

TRUSTEES
JEFFREY L. SHAMES* (born 06/02/55) Trustee, Chairman    LAWRENCE T. PERERA (born 06/23/35)
Massachusetts Financial Services Company, Chairman      Trustee
                                                        Hemenway & Barnes (attorneys), Partner
JOHN W. BALLEN* (born 09/12/59) Trustee and
President                                               WILLIAM J. POORVU (born 04/10/35) Trustee
Massachusetts Financial Services Company, Chief         Private investor; Harvard University Graduate
Executive Officer and Director                          School of Business Administration, Class of 1961,
                                                        Adjunct Professor in Entrepreneurship Emeritus;
KEVIN J. PARKE* (born 12/14/59) Trustee                 CBL & Associates Properties, Inc. (real estate
Massachusetts Financial Services Company, Chief         investment trust), Director
Investment Officer, President and Director
                                                        J. DALE SHERRATT (born 09/23/38) Trustee
LAWRENCE H. COHN, M.D. (born 03/11/37) Trustee          Insight Resources, Inc. (acquisition planning
Brigham and Women's Hospital, Chief of Cardiac          specialists), President; Wellfleet Investments
Surgery; Harvard Medical School, Professor of           (investor in health care companies), Managing
Surgery                                                 General Partner (since 1993); Cambridge
                                                        Nutraceuticals (professional nutritional
THE HON. SIR J. DAVID GIBBONS, KBE (born 06/15/27)      products), Chief Executive Officer (until May
Trustee                                                 2001); Paragon Trade Brands, Inc. (disposable
Edmund Gibbons Limited (diversified holding             consumer products), Director
company), Chief Executive Officer; Colonial
Insurance Company Ltd., Director and Chairman; Bank     ELAINE R. SMITH (born 04/25/46) Trustee
of Butterfield, Chairman (until 1997)                   Independent health care industry consultant

WILLIAM R. GUTOW (born 09/27/41) Trustee                WARD SMITH (born 09/13/30) Trustee
Private investor and real estate consultant;            Private investor; Sundstrand Corporation
Capitol Entertainment Management Company (video         (manufacturer of highly engineered products for
franchise), Vice Chairman                               industrial and aerospace applications), Director
                                                        (until June 1999)
J. ATWOOD IVES (born 05/01/36) Trustee
Private investor; KeySpan Corporation (energy
related services), Director; Eastern Enterprises
(diversified services company), Chairman, Trustee
and Chief Executive Officer (until November 2000)

ABBY M. O'NEILL (born 04/27/28) Trustee
Private investor; Rockefeller Financial Services,
Inc. (investment advisers), Chairman and Chief
Executive Officer

OFFICERS

JEFFREY L. SHAMES (born 06/02/55) Trustee, Chairman     RICHARD M. HISEY (born 08/29/58) Treasurer
Massachusetts Financial Services Company, Chairman      Massachusetts Financial Services Company, Senior
                                                        Vice President (since July 2002); The Bank of New
                                                        York, Senior Vice President (September 2000 to
JOHN W. BALLEN (born 9/12/59) Trustee and President     July 2002); Lexington Global Asset Managers,
Massachusetts Financial Services Company, Chief         Inc., Executive Vice President and General
Executive Officer and Director                          Manager (prior to September 2000)

JAMES R. BORDEWICK, JR. (born 03/06/59) Assistant       ELLEN MOYNIHAN (born 11/13/57) Assistant
Secretary and Assistant Clerk                           Treasurer
Massachusetts Financial Services Company, Senior        Massachusetts Financial Services Company, Vice
Vice President and Associate General Counsel            President

STEPHEN E. CAVAN (born 11/06/53) Secretary and Clerk    JAMES O. YOST (born 06/12/60) Assistant Treasurer
Massachusetts Financial Services Company, Senior        Massachusetts Financial Services Company, Senior
Vice President, General Counsel and Secretary           Vice President

ROBERT R. FLAHERTY (born 09/18/63) Assistant
Treasurer
Massachusetts Financial Services Company, Vice
President (since August 2000); UAM Fund Services,
Senior Vice President (prior to August 2000)

The Trust does not hold annual shareholder meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. This means that each Trustee will be elected to hold office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Each officer will hold office until his or her successor is chosen and qualified, or until he or she retires, resigns or is removed from office.

Messrs. Shames, Cohn, Gibbons, Sherratt and Smith, and Ms. O'Neill have served in their capacity as Trustee of the Trust continuously since originally elected or appointed. Messrs. Ballen, Gutow, Ives, Perera and Poorvu, and Ms. Smith were elected by shareholders and have served as Trustees of the Trust since January 1, 2002. Mr. Parke has served as a Trustee of the Trust since
January 1, 2002.

Each of the Trust's Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor and, in the case of the officers, with certain affiliates of MFS. Each Trustee serves as a board member of 117 funds within the MFS Family of Funds.

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request, by calling 1-800-225-2606.

(1) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., "public companies").
  * "Interested person" of MFS within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act) which is the principal federal law governing investment companies like the Trust. The address of MFS is 500 Boylston Street, Boston,
    Massachusetts 02116.

INVESTMENT ADVISER                                   INVESTOR SERVICE
Massachusetts Financial Services Company             MFS Service Center, Inc.
500 Boylston Street                                  P.O. Box 2281
Boston, MA 02116-3741                                Boston, MA 02107-9906

DISTRIBUTOR                                          For general information, call toll free:
MFS Fund Distributors, Inc.                          1-800-225-2606 any business day from 8 a.m.
500 Boylston Street                                  to 8 p.m. Eastern time.
Boston, MA 02116-3741
                                                     For service to speech- or hearing-impaired
PORTFOLIO MANAGERS                                   individuals, call toll free: 1-800-637-6576
Matthew W. Krummell+                                 any business day from 9 a.m. to 5 p.m. Eastern
Deborah H. Miller+                                   time. (To use this service, your phone must be
                                                     equipped with a Telecommunications Device for
CUSTODIAN                                            the Deaf).
State Street Bank and Trust Company
225 Franklin Street, Boston, MA 02110                For share prices, account balances, exchanges
                                                     or stock and bond outlooks, call toll free:
AUDITORS                                             1-800-MFS-TALK (1-800-637-8255) anytime from a
Ernst & Young LLP                                    touch- tone telephone.

INVESTOR INFORMATION                                 WORLD WIDE WEB
For information on MFS mutual funds, call your       www.mfs.com
investment professional or, for an information
kit, call toll free: 1-800-637-2929 any business
day from 9 a.m. to 5 p.m. Eastern time (or leave
a message anytime).

+ MFS Investment Management

--------------------------------------------------------------------------------
MFS(R) PRIVACY POLICY

At MFS(R), we are committed to protecting your privacy.

On behalf of the MFS Family of Funds(R), the MFS(R) Institutional Trusts, the Vertex(SM) Funds, Massachusetts Financial Services Company, and certain affiliates(1) (collectively, "MFS," "we," "us" or "our"), this privacy policy outlines certain of our policies designed to maintain the privacy of your nonpublic personal information.

Nonpublic personal information includes much of the information you provide to us and the related information about you and your transactions involving your MFS investment product or service. Examples of nonpublic personal information include the information you provide on new account applications for MFS investment products or services, your share balance or transactional history, and the fact that you are a customer of MFS.

We may collect nonpublic personal information about you from the following sources:

  o information we receive from you on applications or other forms

  o information about your transactions with us, our affiliates, or others, and

  o information we receive from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone except as permitted by law. We may disclose all of the information we collect, as described above, to companies that perform marketing services on our behalf or to other financial institutions with whom we have joint marketing arrangements.

We restrict access to nonpublic personal information about you to personnel who are necessary or appropriate to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal regulations to guard your nonpublic personal information.

Our privacy policy applies only to individual MFS investors who have a direct relationship with us. If you own MFS products or receive MFS investment services in the name of a third-party broker/dealer, bank, investment adviser, or other financial service provider, that third-party's privacy policies may apply to you and our privacy policy may not.

If you have any questions with respect to MFS' privacy policy, please call 1-800-255-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

(1)MFS Institutional Advisors, Inc., Vertex Investment Management, Inc., MFS Original Research Advisors, LLC, MFS Original Research Partners, LLC,
   MFS(R) Heritage Trust Company(SM), and MFS Fund Distributors, Inc.
--------------------------------------------------------------------------------

MANAGEMENT REVIEW AND OUTLOOK

Dear Shareholders,
The fund commenced investment operations on December 28, 2001. For the period from inception through October 31, 2002, Class A shares of the fund provided a total return of -26.10%. This return, which includes the reinvestment of any dividends and capital gains distributions but excludes the effects of any sales charges, compares with a -21.83% return over the same period for the fund's benchmark, the Standard & Poor's 500 Stock Index (the S&P 500), a commonly used measure of the broad stock market. The fund's performance also compares to the average large-cap growth fund tracked by Lipper Inc., an independent firm that reports mutual fund performance, which returned -26.52%.

The market and the fund experienced a strong downdraft that lasted for much of the period. The major factor, in our view, was an expected earnings recovery that didn't happen. Going into 2002, we think investors expected U.S. firms to lead a global recovery in corporate earnings in the second half of the year. Beginning in late winter and early spring of 2002, it became clear that was not happening. Growth expectations fell, and stock prices followed them downward. Additional factors such as corporate accounting scandals and tension over Iraq added to the market's woes.

The fund's underperformance relative to its benchmark came largely from several holdings that did poorly early in 2002, including Tyco, WorldCom, AES, and Williams. The latter three were later sold out of the portfolio. HEALTHSOUTH was a holding that hurt performance late in the period.

For the period as a whole, our stock selections in the technology sector generally helped results, while some of our financial, telecom, and energy holdings detracted from performance.

     Respectfully,

 /s/ Matthew W. Krummell                        /s/  Deborah H. Miller

     Matthew W. Krummell                             Deborah H. Miller
     Portfolio Manager                               Portfolio Manager

The opinions expressed in this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The portfolio is actively managed, and current holdings may be different.

PERFORMANCE SUMMARY

Currently, the fund offers only Class A shares, which are available for purchase at net asset value only by residents of the Commonwealth of Massachusetts who are employees (or certain relatives of employees) of MFS and its affiliates or members of the governing boards of the various funds sponsored by MFS.

The following information illustrates the historical performance of the fund's Class A shares in comparison to its benchmark. Performance results reflect the percentage change in net asset value, including the reinvestment of any dividends and capital gains distributions. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. It is not possible to invest directly in an index.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

(For the period from the commencement of the fund's investment operations, December 28, 2001, through October 31, 2002.

Index information is from January 1, 2002.)

        Tax Managed Equity - Class A        S&P 500 Stock Index
--------------------------------------------------------------------------------
12/01             $ 9,425                        $10,000
10/02               6,965                          7,817


TOTAL RATES OF RETURN THROUGH OCTOBER 31, 2002

CLASS A
                                                                        Life**
------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge                         -26.10%
------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge                     -26.10%
------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge***                  -30.35%
------------------------------------------------------------------------------

COMPARATIVE INDICES
                                                                        Life**
------------------------------------------------------------------------------
Large Cap Growth Fund+                                                 -26.52%
------------------------------------------------------------------------------
Standard & Poor's 500 Composite Index#                                 -21.83%
------------------------------------------------------------------------------
 ** For the period from the commencement of the fund's investment operations, December 28, 2001, through October 31, 2002. Index information is from January 1, 2002.
*** Takes into account the maximum sales charge of 5.75%.
  + Source: Lipper Inc.
  # Source: Standard & Poor's Micropal, Inc.

NOTES TO PERFORMANCE SUMMARY

Performance results reflect any applicable subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable. See the prospectus and Financial Statements for details. All results are historical and assume the reinvestment of any dividends and capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THE PERFORMANCE SHOWN ABOVE DOES NOT REFLECT THE DEDUCTION OF TAXES, IF ANY, THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDUCTION OF FUND SHARES.

MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND MORE RECENT RETURNS MAY BE DIFFERENT FROM THOSE SHOWN.

RISK CONSIDERATIONS

Investments in foreign and/or emerging market securities may be unfavorably affected by interest-rate and currency-exchange-rate changes, as well as by market, economic, and political conditions of the countries where investments are made. There may be greater returns but also greater risk than with U.S. investments.

These risks may increase share price volatility. Please see the prospectus for details.

PORTFOLIO OF INVESTMENTS - October 31, 2002

Stocks - 99.5%
--------------------------------------------------------------------------------
ISSUER                                                     SHARES        VALUE
--------------------------------------------------------------------------------
U.S. Stocks - 98.3%
  Aerospace - 1.7%
    Lockheed Martin Corp.                                      88     $  5,095
    Northrop Grumman Corp.                                     10        1,032
                                                                      --------
                                                                      $  6,127
--------------------------------------------------------------------------------
  Apparel & Textiles - 0.5%
    Nike, Inc., "B"                                            38     $  1,793
--------------------------------------------------------------------------------
  Banks & Credit Cos. - 7.3%
    Bank of America Corp.                                     153     $ 10,679
    Bank One Corp.                                            137        5,284
    Comerica, Inc.                                             75        3,275
    FleetBoston Financial Corp.                               175        4,093
    Washington Mutual, Inc.                                    99        3,540
                                                                      --------
                                                                      $ 26,871
--------------------------------------------------------------------------------
  Business Machines - 2.8%
    International Business Machines Corp.                     133     $ 10,499
--------------------------------------------------------------------------------
  Business Services - 2.1%
    Automatic Data Processing, Inc.                            75     $  3,190
    DST Systems, Inc.*                                         46        1,414
    First Data Corp.                                           90        3,145
                                                                      --------
                                                                      $  7,749
--------------------------------------------------------------------------------
  Cellular Phones - 0.9%
    Motorola, Inc.                                            357     $  3,274
--------------------------------------------------------------------------------
  Chemicals - 0.8%
    Air Products & Chemicals, Inc.                             17     $    751
    Ashland Inc.                                               84        2,205
                                                                      --------
                                                                      $  2,956
--------------------------------------------------------------------------------
  Computer Hardware - Systems - 3.5%
    Dell Computer Corp.*                                      194     $  5,550
    Intel Corp.                                               262        4,533
    Lexmark International, Inc.*                               45        2,674
                                                                      --------
                                                                      $ 12,757
--------------------------------------------------------------------------------
  Computer Software - 4.2%
    Hewlett-Packard Co.                                       130     $  2,054
    Microsoft Corp.*                                          175        9,357
    Oracle Corp.*                                             415        4,229
                                                                      --------
                                                                      $ 15,640
--------------------------------------------------------------------------------
  Computer Software - Systems - 0.6%
    Cadence Design Systems, Inc.*                             223     $  2,259
--------------------------------------------------------------------------------
  Conglomerates - 4.4%
    General Electric Co.                                      549     $ 13,862
    Tyco International Ltd.                                   169        2,444
                                                                      --------
                                                                      $ 16,306
--------------------------------------------------------------------------------

U.S. Stocks - continued
  Consumer Goods & Services - 5.4%
    Gillette Co.                                              126     $  3,765
    Philip Morris Cos., Inc.                                  173        7,049
    Procter & Gamble Co.                                      104        9,199
                                                                      --------
                                                                      $ 20,013
--------------------------------------------------------------------------------
  Electric & Gas Utility Revenue - 0.5%
    PPL Corp.                                                  49     $  1,696
--------------------------------------------------------------------------------
  Electronics - 0.3%
    Delphi Automotive Systems Corp.                           172     $  1,197
--------------------------------------------------------------------------------
  Energy - 1.0%
    ConocoPhillips                                             44     $  2,134
    PG&E Corp.*                                                89          966
    Sempra Energy                                              33          730
                                                                      --------
                                                                      $  3,830
--------------------------------------------------------------------------------
  Entertainment - 2.4%
    AOL Time Warner, Inc.*                                    137     $  2,021
    Carnival Corp.                                            205        5,354
    Sinclair Broadcast Group, Inc. "A"*                       119        1,408
                                                                      --------
                                                                      $  8,783
--------------------------------------------------------------------------------
  Financial Institutions - 6.7%
    Citigroup, Inc.                                           339     $ 12,526
    Fannie Mae                                                 81        5,416
    Lehman Brothers Holdings, Inc.                             87        4,635
    Merrill Lynch & Co., Inc.                                  54        2,049
                                                                      --------
                                                                      $ 24,626
--------------------------------------------------------------------------------
  Financial Services - 1.0%
    Certegy Inc.*                                              51     $  1,071
    Charter One Financial, Inc.                                86        2,604
                                                                      --------
                                                                      $  3,675
--------------------------------------------------------------------------------
  Food & Beverage Products - 3.9%
    Anheuser-Busch Cos., Inc.                                  52     $  2,743
    Coca-Cola Co.                                              73        3,393
    Kellogg Co.                                               136        4,333
    Tyson Foods, Inc. - Delaware                              367        4,063
                                                                      --------
                                                                      $ 14,532
--------------------------------------------------------------------------------
  Food Products - 0.2%
    Interstate Bakeries Corp.                                  25     $    623
--------------------------------------------------------------------------------
  Forest & Paper Products - 0.5%
    International Paper Co.                                    55     $  1,921
--------------------------------------------------------------------------------
  Home Construction - 0.7%
    KB Home                                                    16     $    755
    Lennar Corp.                                               35        1,931
                                                                      --------
                                                                      $  2,686
--------------------------------------------------------------------------------
  Insurance - 2.5%
    American International Group, Inc.                         57     $  3,565
    CIGNA Corp.                                                47        1,699
    MetLife, Inc.                                             168        4,012
                                                                      --------
                                                                      $  9,276
--------------------------------------------------------------------------------
  Insurance - Property & Casualty - 1.2%
    Allstate Corp.                                             97     $  3,859
    Travelers Property Casualty Corp. "B"*                     30          405
                                                                      --------
                                                                      $  4,264
--------------------------------------------------------------------------------
  Internet - 0.5%
    Symantec Corp.*                                            47     $  1,880
--------------------------------------------------------------------------------
  Manufacturing - 2.5%
    3M Co.                                                     51     $  6,474
    American Axle & Manufacturing Holdings, Inc.*              26          616
    General Dynamics Corp.                                      7          554
    Owens Illinois, Inc.*                                     131        1,571
                                                                      --------
                                                                      $  9,215
--------------------------------------------------------------------------------
  Media - 0.7%
    Tribune Co.                                                55     $  2,643
--------------------------------------------------------------------------------
  Medical & Health Products - 11.6%
    Boston Scientific Corp.*                                  164     $  6,171
    Eli Lilly & Co.                                           115        6,382
    Johnson & Johnson Co.                                     117        6,874
    Merck & Co., Inc.                                         190       10,306
    Pfizer, Inc.                                              419       13,312
                                                                      --------
                                                                      $ 43,045
--------------------------------------------------------------------------------
  Medical & Health Technology Services - 1.3%
    HEALTHSOUTH Corp.*                                        363     $  1,579
    Tenet Healthcare Corp.*                                   110        3,163
                                                                      --------
                                                                      $  4,742
--------------------------------------------------------------------------------
  Metals & Minerals - 0.5%
    Alcoa, Inc.                                                89     $  1,963
--------------------------------------------------------------------------------
  Oil Services - 1.3%
    Anadarko Petroleum Corp.                                   19     $    846
    Nabors Industries Ltd*                                     37        1,294
    Tidewater, Inc.                                            99        2,789
                                                                      --------
                                                                      $  4,929
--------------------------------------------------------------------------------
  Oils - 4.1%
    ExxonMobil Corp.                                          447     $ 15,046
--------------------------------------------------------------------------------
  Printing & Publishing - 1.0%
    Gannett Co., Inc.                                          49     $  3,721
--------------------------------------------------------------------------------
  Real Estate Investment Trusts - 0.7%
    Starwood Hotels & Resorts Co.                             111     $  2,586
--------------------------------------------------------------------------------
  Restaurants & Lodging - 0.9%
    Brinker International, Inc.*                              114     $  3,236
--------------------------------------------------------------------------------
  Retail - 6.8%
    AnnTaylor Stores Corp.*                                    38     $    890
    Home Depot, Inc.                                          102        2,946
    Lowe's Cos., Inc.                                         108        4,507
    Sears, Roebuck & Co.                                      118        3,099
    Target Corp.                                               51        1,536
    Wal-Mart Stores, Inc.                                     230       12,316
                                                                      --------
                                                                      $ 25,294
--------------------------------------------------------------------------------
  Special Products & Services - 1.1%
    Illinois Tool Works, Inc.                                  15     $    921
    SPX Corp.*                                                 74        3,109
                                                                      --------
                                                                      $  4,030
--------------------------------------------------------------------------------
  Supermarkets - 0.9%
    Kroger Co.*                                               222     $  3,294
--------------------------------------------------------------------------------
  Technology - 1.2%
    Applera Corp. - Applied Biosystems Group                  120     $  2,427
    Intersil Holding Corp.*                                   127        2,158
                                                                      --------
                                                                      $  4,585
--------------------------------------------------------------------------------
  Telecommunications - 3.9%
    AT&T Corp.                                                 62     $    809
    BellSouth Corp.                                           215        5,622
    IDT Corp.*                                                 73        1,256
    Verizon Communications, Inc.                              178        6,721
                                                                      --------
                                                                      $ 14,408
--------------------------------------------------------------------------------
  Telecommunications - Wireline - 1.2%
    Cisco Systems, Inc.*                                      182     $  2,035
    QLogic Corp.*                                              67        2,329
                                                                      --------
                                                                      $  4,364
--------------------------------------------------------------------------------
  Transportation - 1.0%
    Union Pacific Corp.                                        64     $  3,779
--------------------------------------------------------------------------------
  Transportation - Services - 0.4%
    Fedex Corp.                                                28     $  1,489
--------------------------------------------------------------------------------
  Universities - Colleges - 0.6%
    Apollo Group, Inc.*                                        51     $  2,117
--------------------------------------------------------------------------------
  Utilities - Electric - 1.0%
    Pinnacle West Capital Corp.                               123     $  3,506
--------------------------------------------------------------------------------
Total U.S. Stocks                                                     $363,225
--------------------------------------------------------------------------------
Foreign Stocks - 1.2%
  Bermuda - 1.2%
    Ace Ltd. (Insurance) (Identified Cost $4,992)             149     $  4,582
--------------------------------------------------------------------------------
Total Stocks (Identified Cost, $449,003)                              $367,807
--------------------------------------------------------------------------------
Total Investments (Identified Cost, $449,003)                         $367,807
Other Assets, Less Liabilities - 0.5%                                    1,895
--------------------------------------------------------------------------------
Net Assets - 100.0%                                                   $369,702
--------------------------------------------------------------------------------
* Non-income producing security.

See notes to financial statements.

Financial Statements

Statement of Assets and Liabilities
------------------------------------------------------------------------------
OCTOBER 31, 2002
------------------------------------------------------------------------------
Assets:
     Investments, at value (identified cost, $449,003)                $367,807
     Cash                                                                  955
     Receivable for investments sold                                    24,153
     Interest and dividends receivable                                     370
                                                                      --------
      Total assets                                                    $393,285
                                                                      --------
Liabilities:
     Payable for investments purchased                                $ 23,571
     Payable to affiliates for management fee                                8
     Accrued expenses and other liabilities                                  4
                                                                      --------
          Total liabilities                                           $ 23,583
                                                                      ---------
Net assets                                                            $369,702
                                                                      ========
Net assets consist of:
     Paid-in capital                                                  $500,200
     Unrealized depreciation on investments                            (81,196)
     Accumulated net realized loss on investments                      (50,530)
     Accumulated undistributed net investment income                     1,228
                                                                      --------
        Total                                                         $369,702
                                                                      ========
Shares of beneficial interest outstanding                              50,020
                                                                       ======
Net asset value, offering price, and redemption price per share
  (net assets / shares of beneficial interest outstanding)              $7.39
                                                                        =====

See notes to financial statements.

Statement of Operations
-----------------------------------------------------------------------------
PERIOD ENDED OCTOBER 31, 2002*
-----------------------------------------------------------------------------
Net investment income (loss):
  Income -
    Dividends                                                       $   5,268
    Interest                                                              126
    Foreign taxes withheld                                                (20)
                                                                    ---------
      Total investment income                                       $   5,374
                                                                    ---------

  Expenses -
    Management fee                                                     $2,704
    Shareholder servicing agent fee                                       266
    Administrative fee                                                    108
    Custodian fee                                                         153
    Printing                                                           11,853
    Auditing fees                                                      15,300
    Legal fees                                                          8,512
    Registration fees                                                   3,330
    Miscellaneous                                                       1,719
                                                                    ---------
      Total expenses                                                $  43,945
    Fees paid indirectly                                                  (50)
    Reduction of expenses by investment adviser                       (39,749)
                                                                    ---------
      Net expenses                                                  $   4,146
                                                                    ---------
        Net investment income                                       $   1,228
                                                                    ---------
Realized and unrealized loss on investments:
  Realized loss (identified cost basis)                              $(50,530)
  Change in unrealized depreciation                                   (81,196)
                                                                    ---------
      Net realized and unrealized loss on investments               $(131,726)
                                                                    ---------
          Decrease in net assets from operations                    $(130,498)
                                                                    ==========

*For the period from commencement of the fund's investment operations, December 28, 2001, through October 31, 2002.

See notes to financial statements.

Statement of Changes in Net Assets
-------------------------------------------------------------------------------------------
PERIOD ENDED OCTOBER 31, 2002*
-------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                                           $   1,228
  Net realized loss on investments                                                  (50,530)
  Net unrealized loss on investments                                                (81,196)
                                                                                  ---------
      Decrease in net assets from operations                                      $(130,498)
                                                                                  ---------
Net increase in net assets from fund share transactions                           $ 500,200
                                                                                  ---------
      Total increase in net assets                                                $ 369,702
Net assets:
  At beginning of period                                                          $   --
                                                                                  ---------
  At end of period (accumulated undistributed net investment income of $1,228)    $ 369,702
                                                                                  =========
*For the period from the commencement of the fund's investment operations,
 December 28, 2001, through October 31, 2002.

See notes to financial statements.

Financial Highlights
--------------------------------------------------------------------------------------
PERIOD ENDED OCTOBER 31, 2002*                                                 CLASS A
--------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                           $10.00
                                                                                ------
Income from investment operations#(S) -
  Net investment income(S)                                                      $ 0.02
  Net realized and unrealized gain (loss) on investments                         (2.63)
                                                                                ------
Net asset value - end of period                                                 $ 7.39
                                                                                ------
Total return(+)                                                                 (26.10)%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                                      1.15%+
  Net investment income(S)                                                        0.34%+
Portfolio turnover                                                                  36%
Net assets at end of period (000 Omitted)                                         $370

 (S)Subject to reimbursement by the fund, the investment adviser voluntarily agreed under a temporary expense reimbursement agreement to pay all of the fund's operating expenses, exclusive of management fees. In consideration, the fund pays the investment adviser a reimbursement fee not greater than 0.40% of average daily net assets. To the extent actual expenses were over this limitation, the net investment loss per share and ratios would have been:

    Net investment loss                                                          $(.77)
                                                                                 =====
    Ratios (to average net assets):
      Expenses##                                                                 12.18%+
                                                                                ------
      Net investment loss                                                       (10.68)%+
                                                                                ------

  *For the period from the commencement of the fund's investment operations,
   December 28, 2001, through October 31, 2002.
  +Annualized.
 ++Not annualized.
  #Per share data are based on average shares outstanding.
 ##Ratio does not reflect expense reductions from certain expense offset arrangements.
(+)Total return does not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(1) Business and Organization
MFS Tax Managed Equity Fund (the fund) is a diversified series of MFS Series Trust VIII (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The fund can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues, forward foreign currency exchange contracts, and swap agreements, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the- counter prices. Short-term obligations, which mature in 60 days or less, area valued at amortized cost, which approximates market value.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividends received in cash are recorded on the ex-dividend date.

Fees Paid Indirectly - The fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions - The fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The fund distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. Common types of book and tax differences that could occur include differences in accounting for currency transactions, real estate investment trusts, and capital losses.

During the period ended October 31, 2002, there were no reclassifications due to differences between book and tax accounting.

As of October 31, 2002, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

            Undistributed ordinary income            $ 1,228
            Capital loss carryforward                (50,530)
            Unrealized loss                          (81,196)

For federal income tax purposes, the capital loss carry forward may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on October 31, 2010, ($50,530).

(3) Transactions with Affiliates
Investment Adviser - The fund has an investment advisory agreement with Massachusetts Financial Services Company to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.75% of the fund's average daily net assets.

The fund has a temporary expense reimbursement agreement whereby MFS has voluntarily agreed to pay all of the fund's operating expenses, exclusive of management, distribution, and service fees. The fund in turn will pay MFS an expense reimbursement fee not greater than 0.40% of average daily net assets. To the extent that the expense reimbursement fee exceeds the fund's actual expenses, the excess will be applied to amounts paid by MFS in prior years. At October 31, 2002, aggregate unreimbursed expenses amounted to $27,169.

The fund pays the compensation of the Independent Trustees in the form of both a retainer and attendance fees and pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the fund, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC).

Administrator - The fund has an administrative services agreement with MFS to provide the fund with certain financial, legal, shareholder communications, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the fund pays MFS an administrative fee at the following annual percentages of the fund's average daily net assets:

                First $2 billion                 0.0175%
                Next $2.5 billion                0.0130%
                Next $2.5 billion                0.0005%
                In excess of $7 billion          0.0000%

The Trustees have adopted a distribution plan for Class A shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The fund's distribution plan provides that the fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses in behalf of the fund related to the distribution and servicing of its shares. These expenses include service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the fund's average daily are assets attributable to Class A shares which are attributable to that securities dealer and distribution fee up to MFD of up to 0.10% per annum of the fund's average daily net assets attributable to Class A shares.

Certain Class A shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following the purchase. There were no contingent sales charges imposed during the period ended October 31, 2002.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the fund's average daily net assets at an annual rate of 0.10%.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $643,572 and $144,003, respectively.

The cost and unrealized appreciation and depreciation in the value of the investments owned by the fund as computed on a federal income tax basis, are as follows:

Aggregate cost                                                      $449,003
                                                                    --------
Gross unrealized depreciation                                       $(89,072)
Gross unrealized appreciation                                          7,876
                                                                    --------
    Net unrealized depreciation                                     $(81,196)
                                                                    ========

(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

Class A shares

                                                      PERIOD ENDED*
                                                    OCTOBER 31, 2002
                                                  --------------------
                                                  SHARES        AMOUNT
----------------------------------------------------------------------
Shares sold                                       50,020      $500,200

*From the fund's commencement of operations, December 28, 2001, through October 31, 2002.

(6) Line of Credit
The fund and other affiliated funds participate in an $800 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the fund for the period ended October 31, 2002, was $2. The fund had no borrowings during the period.

                 --------------------------------------------
  This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Trustees of MFS Series Trust VIII and Shareholders of MFS Tax Managed Equity Fund:

We have audited the accompanying statement of assets and liabilities of MFS Tax Managed Equity Fund (the Fund), including the portfolio of investments, as of October 31, 2002, and the related statement of operations, the statement of changes in net assets and the financial highlights for the period from December 28, 2001 (commencement of operations) through October 31, 2002. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2002, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MFS Tax Managed Equity Fund at October 31, 2002, the results of its operations, the changes in its net assets and its financial highlights for the period from December 28, 2001 (commencement of operations) through October 31, 2002, in conformity with accounting principles generally accepted in the United States.

                                                           /s/ Ernst & Young LLP

Boston, Massachusetts
December 6, 2002

FEDERAL TAX INFORMATION (UNAUDITED)

In January 2003, shareholders will be mailed a Form 1099-DIV reporting the federal tax status of all distributions paid during the calendar year 2002.

MFS(R) TAX MANAGED EQUITY FUND

MFS LOGO
INVESTMENT MANAGEMENT


500 Boylston Street
Boston, MA 02116-3741



(C)2002 MFS Investment Management(R)
MFS(R) investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116.

                                                              INC-2-1 12/02 350C